MIROVA GLOBAL GREEN BOND FUND

Supplement dated April 10, 2017 to the Summary Prospectus and Prospectus, dated February 28, 2017, as may be revised or supplemented from time to time.

Effective immediately, the following information replaces the first paragraph in the section entitled “Fund Fees & Expenses”:

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 12 of the Prospectus, in Appendix A to the Prospectus and on page 73 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).